UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2005
                                                          --------------


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


     001-05767                                              54-0493875
     ---------                                              ----------
    (Commission                                          (I.R.S. Employer
     File No.)                                          Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition.

On March 29, 2005, Circuit City Stores, Inc. issued a press release (1) announcing a delay in its scheduled earnings release due to an ongoing lease accounting practices review and (2) discussing earnings for fiscal year 2005. The press release is attached as Exhibit 99.1 to this report.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

           (c)     Exhibits

Exhibit No.       Description of Exhibit
99.1              Press release issued March 29, 2005











                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CIRCUIT CITY STORES, INC.



                               By:  /s/Philip J. Dunn
                                    -----------------------------------------
                                     Philip J. Dunn
                                     Senior Vice President, Treasurer,
                                     Corporate Controller and
                                     Chief Accounting Officer



Date:    March 29, 2005









                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
99.1              Press release issued March 29, 2005